Exhibit 99.1

Disease - modifying medicines for degenerative disorders JMP Securities Life Sciences Conference June 16, 2022

Forward-looking Statement

This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. All statements contained in this presentation, other than statements of historical facts or statements that relate to present facts or current conditions, including but not limited to, statements regarding the Company's cash and financial resources and its clinical development plans, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "might," "will," "should," "expect," "plan," "aim," "seek," "anticipate," "could," "intend," "target," "project," "contemplate," "believe," "estimate," "predict," "forecast," "potential" or "continue" or the negative of these terms or other similar expressions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition, and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control, including, among others: our ability to successfully advance our current and future product candidates through development activities, preclinical studies, and clinical trials; the timing, scope and likelihood of regulatory filings and approvals, including final regulatory approval of our product candidates; the impact of the COVID-19 pandemic on our business and operations; the performance of third parties in connection with the development of our product candidates, including third parties conducting our future clinical trials as well as third-party suppliers and manufacturers; our ability to successfully commercialize our product candidates and develop sales and marketing capabilities, if our product candidates are approved; and our ability to maintain and successfully enforce adequate intellectual property protection. These and other risks and uncertainties are described more fully in the "Risk Factors" section of our most recent filings with the Securities and Exchange Commission and are available at www.sec.gov. You should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, we operate in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that we may face. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

TRADEMARKS

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MARKET & INDUSTRY DATA

Projections, estimates, industry data and information contained in this presentation, including the size of and growth in key end markets, are based on information from third-party sources and management estimates. Although the Company believes that its third party-sources are reliable, the Company cannot guarantee the accuracy or completeness of its sources. The Company's management estimates are derived from third-party sources, publicly available information, the Company's knowledge of its industry and assumptions based on such information and knowledge. The Company's management estimates have not been verified by any independent source. All of the projections, estimates, market data and industry information used in this presentation involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such information. In addition, projections, estimates and assumptions relating to the Company's and its industry's future performance are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including, but not limited to, those described above, that could cause future performance to differ materially from the Company's expressed projections, estimates and assumptions or those provided by third parties.

2

COGNITION™ Therapeutics

3 Who We Are Targeting unmet needs in age - related degenerative disorders of the central nervous system and retina such as Alzheimer’s disease, dementia with Lewy bodies (DLB), dry age - related macular degeneration (dry AMD), and Parkinson’s disease Functionally distinct therapeutic approach focused on the sigma - 2 (σ - 2) receptor complex, backed by decades of expertise in the biology of synaptic function and plasticity Received over $160 million in non - dilutive funding through key collaborations with the National Institute of Aging and other thought - leading institutions − Approximately 50% of ongoing R&D expenses covered by grants Multiple Phase 2 programs expected to provide significant value - creating milestones and data readouts over the next 12 to 24 months Expanding pipeline through our proprietary NICE screening platform, strategic alliances and acquisitions Seasoned management team with broad scientific, drug development and commercial expertise; experienced board and advisors

4 Product Candidate Target Indication Preclinical Phase 1 Phase 2 Phase 3 Funding CT1812 SEQUEL Mild - moderate AD $3.3M CT1812 SHINE Mild - moderate AD $30M CT1812 START Early - stage AD $81M CT1812 SHIMMER DLB $30M CT1812 Dry AMD * CT2168 Synucleinopathies † CT2074 Dry AMD Pipeline * Provided the FDA agrees, we intend to proceed with a Phase 2 study supported by the Phase 1 AD studies † including Parkinson’s disease and DLB IND enabling studies IND enabling studies Please note: CT1812 and other pipeline candidates are not approved for use in the US or other jurisdictions

5 Clinical Study Total Awarded Remaining (yet to be drawn down) START (early AD) $ 81 Million $ 69 Million SHINE (mild/mod AD) $ 30 Million $ 13 Million SHIMMER (DLB) $ 29 Million $ 27 Million SEQUEL ( qEEG in AD) $ 3.3 Million $ 0.8 Million $ 144 Million $ 110 Million Approximately 50% of R&D Funded by Grants Grants Continue to Provide Funding NOTE: amounts are approximate dollar amounts as YE 2021

6 Completing • PK • Human AME • SEQUEL Conducting • SHINE (cohort 2) • Phase 2 in DLB • Phase 2 with ACTC • Phase 2 in dry AMD * • IND - enabling studies for research compounds Key Upcoming Milestones * Subject to discussion with FDA 2021 2022 2023 Completed x SNAP x SPARC x SHINE (cohort 1) Completing • SHINE (cohort 2) Ongoing Studies • Phase 2 in DLB • Phase 2 with ACTC • Phase 2 in dry AMD Regulatory Actions • IND filings for pipeline compounds

Review of CT1812 for the Treatment of Alzheimer’s Disease Cognition Lead Program:

8 • Approx. 6.2 million individuals in United States are afflicted with Alzheimer’s disease 1 - Approximately 35 million people worldwide 2 - Prevalence expected to double by 2050 1 • Direct healthcare costs for patients with Alzheimer’s and other dementias is estimated to exceed $300 billion in the United States alone 1 - Projected to increase to $1+ trillion by 2050 1 Mild , 50.4% Moderate , 30.3% Severe , 19.3% Stages of Disease Afflicting Current Population of Alzheimer’s Patients Alzheimer’s Disease Market Overview 1) Economic Burden of Alzheimer Disease and Managed Care Considerations. Am J Manag Care. 2020;26:S177 - S183 2) World Health Organization Key Facts: Dementia

CT1812: A Synaptoprotective Approach to Alzheimer's Disease



Neuronal Synapse
Aβ oligomers
σ-2 modulator
Oligomer receptor
σ-2 receptors

- CT1812 penetrates the blood-brain barrier (BBB) and binds selectively to the σ-2 receptor
- By modulating σ-2, CT1812 displaces and prevents oligomers from binding to neurons and clears them into CSF
- Prevents synaptotoxicity and facilitates restoration of neuronal function
- CT1812 mimics the protective effects of the A673T-APP "Icelandic" mutation

- *Izzo NJ, et al. Preclinical and clinical biomarker studies of CT1812: A novel approach to Alzheimer's disease modification. Alzheimer's Dement. 2021;1–18*
- *Izzo NJ, et al. Alzheimer's therapeutics targeting amyloid beta 1-42 oligomers II: Sigma-2/PGRMC1 receptors mediate Abeta 42 oligomer binding and synaptotoxicity PLoS One. 2014 Nov 12; 9(11):e111899*
- *Izzo NJ, et al. Alzheimer's therapeutics targeting amyloid beta 1-42 oligomers I: Abeta 42 oligomer binding to specific neuronal receptors is displaced by drug candidates that improve cognitive deficits PLoS One. 2014 Nov 12; 9(11):e111898*
- *Limegrover, CS, et al. Alzheimer's Protection Effect of A673T Mutation May Be Driven by Lower Aβ Oligomer Binding Affinity. J Neurochem. 2020; 00: 1– 15. doi:10.1111/jnc.15212*

9

COGNITION Therapeutics

Evidence of Target Engagement: *SNAP (COG0104)*

First evidence of target engagement in humans, mirrors preclinical findings, corroborating our mechanism of action

CT1812 mechanism of action: By binding to the σ-2 receptor, CT1812 displaces Aβ oligomers from synapses, thus preventing synaptic toxicity


PGRMC1
TMEM97
CT1812
oligomer receptor complex
σ-2 receptor complex

This displacement can be measured in the CSF in Alzheimer's mice treated with CT1812


MIE Measurement – CT1812
Dose administration
% Basal CSF AβO
minutes
MIE Measurement – Vehicle
Dose administration
% Basal CSF AβO
minutes

Izzo, NJ et al. Alzheimer's Dement. 2021; 17: 1365-1382. https://doi.org/10.1002/alz.12302

…and now in people with Alzheimer's disease


MIE Measurement – CT1812
Dose administration
% change ABOs in CSF v baseline
hours
MIE Measurement - Placebo
Dose administration
% change ABOs in CSF v baseline
hours

SNAP COG0104 study (NCT03522129) funded by NIA grant 1RF1AG057780

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Cognitive & Biological Outcomes

SHINE interim analysis (n=24) yields promising evidence



Cognitive Outcome
placebo (n=8)
100 mg (n=8)
300 mg (n-8)
worsening
ADAS-Cog 11 (LS mean change From baseline, ± S.E.M.)
-4
-2
0
2
4
6
8
40
100
185
Day

- 3-point difference (ADAS-COG) between treated and untreated patients at day 185
- Clinically meaningful magnitude of change
- Trend for improved cognitive outcomes



CSF protein
placebo (n=7)
100 mg (n=4)
300 mg (n-8)
CSF Aβ1-42 (LS mean change From baseline, ± S.E.M., pg/mL)
200
100
0
-100
-200
*
*p = 0.017 (LS Mean difference from placebo, ANCOVA)

- Statistically significantly lower Aβ protein (p=0.017) in treated vs placebo patients
- Additional analyses on p-tau, synaptic and AD-related proteins ongoing



Study Design (n=120)
All doses: QD, oral
1:1:1
CT1812 300 mg
CT1812 100 mg
Placebo
Day 0
6 months
Screening:
Labs, exams, MRI, brain amyloid PET
Assessments:
Cognitive testing, Biomarkers (CSF/Plasma)

SHINE COG0201 study (NCT03507790) funded by NIA grant R01AG058660

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SPARC (COG0105) Results

First longitudinal study of [^{11}C]UCB-J tracer in AD patients

1° Endpoint: evaluate safety and tolerability of CT1812

Results:

- Safety profile consistent with prior studies
- Trend towards preservation of brain volume (composite) in treated patients vs placebo
- Statistically significant ($p<0.05$) improvement in volume in three regions (bottom right)
- No significant treatment differences on other key endpoints

Analyses of biomarker and proteomic data to be presented in July

ALZHEIMER'S ASSOCIATION AAIC 22



LS Mean Change from Baseline in Volumetric MRI
(Composite Region) Over Time by Treatment
LS Mean Change from Baseline (cm³)
(Mean ± S.E.M.)
15
10
5
0
-5
-10
-15
-20
-25
0
50
100
150
200
Visit (Day)
Placebo
100 mg
300 mg

MRI Brain Volume (cm³) 6-mo change from baseline			
	CT1812 (Pooled)	Placebo	P-value vs placebo
Hippocampus	-0.09 (0.08)	-0.40 (0.11)	0.0412
Prefrontal Cortex	-0.41 (0.95)	-4.80 (1.37)	0.0125
Pericentral Cortex	0.07 (0.53)	-2.90 (0.77)	0.0032

SPARC COG0105 study (NCT03493282) funded by NIA grant RF1AG057553

12

COGNITION Therapeutics

SEQUEL (COG0202)

Assessment of brain wave activity via quantitative EEG

- Principal investigator: E. Vijverberg, MD, PhD; neurologist at Vumc Alzheimer's Center

Amsterdam UMC
Universitair Medische Centra

- Single-site quantitative EEG study in patients with mild-to-moderate AD
- Two group cross over design
- Objective: evaluate the efficacy of CT1812 in restoring synaptic function through quantitative EEG, as reflected by relative theta power


Study Design (n=16)
All doses: QD, oral
1:1:1
CT1812 (n=8), 300mg
Placebo
Placebo (n=8)
CT1812, 300mg
Day 0
4 weeks
Day 0
4 weeks
Screening:
Labs, EEG, exams, MRI
Assessments:
CSF, EEG
Biomarkers: Aβ, tau, ptau, NFL, neurogranin, synaptotagmin, SNAP25

SEQUEL COG0202 study (NCT04735536) funded by NIA grant AG058710

13

COGNITION Therapeutics

14 Phase 2 efficacy study, powered to show change in cognition: slowing or halting cognitive decline • Enrolling ~540 patients with early Alzheimer’s disease at ~35 leading academic U.S. sites • Initiation in 2H 2022 • Grant awarded in collaboration with ACTC: premier Alzheimer’s clinical trial group Substantial grant award of $81M funds program Expanded Patient Population: Early AD COG0203 Study funded by NIA grant R01AG065248

Identified PD Biomarkers Associated with Alzheimer's Pathology
Normalized by CT1812 in SHINE

Pharmacodynamic Biomarkers of CT1812 Discovered



Downregulated: 74
Upregulated: 52
p<0.05
Difference, log[2]: Drug−Placebo

Most Highly Represented Pathways

- M4 Synapse/Neuron
- M3 Oligo/Myelination
- M1 Synapse/Neuron
- M21 MHC Complex/Immune
- M42 Matrisome
- M17 Transcription
- M11 Cell-ECM Interaction
- M29 Glycosylation/ER
- M7 MAPK/Metabolism
- M13 RNA Splicing
- M2 Mitochondria
- M16 RNA Binding

Biomarkers normalized by CT1812



Aβ Biology / Phagocytosis
AD Genetic Risk Factors
Complement
Immune / Inflammatory response
Apoptosis
Calcium signaling
Lipid transport
Steroid binding
Iron transport
Other
AD vs control (Emory ADRC)
CT1812 vs placebo (AD patients, SHINE-A)
-2.50 -2.00 -1.50 -0.50 -0.25 0.00 0.25 0.50 0.75 2.0 2.5 3.0 3.5

15

COGNITION Therapeutics

Synucleinopathies Disorders such as DLB and Parkinson’s disease that are characterized by deposits of α - synuclein aggregates (called Lewy bodies) that disrupt key cellular processes Cognition Pipeline:

Synucleinopathies are 2nd only to AD in Prevalence

- In the U.S., approximately 13 million people have a form of dementia[1]
  - Dementia with Lewy bodies (DLB): 1.4 million
  - PD: 1 million
- Direct healthcare costs:
  - DLB: $31.5 billion[2]
  - PD: $25 billion[3]

Dementias
Estimated US Prevalence



DLB
Alzheimer's Disease
Parkinson's Disease
Frontotemporal Dementia
Vascular Dementia

α-synuclein oligomers, which disrupt key cellular processes, are a hallmark of both disorders

1) *Milken Institute report: (2019) Reducing the Cost and Risk of Dementia: Recommendations to Improve Brain Health and Decrease Disparities.*
2) *LBDA (extrapolated): LBD is the Most Expensive Dementia in America and Yingjia Chen et al Alzheimers Dement. 2019*
3) *MJFF and The Lewin Group: Economic Burden and Future Impact of Parkinson's Disease (2019)*

17

COGNITION Therapeutics

σ-2 Modulators May be Disease Modifying in Synucleinopathies

Cellular evidence that σ-2 modulators have a beneficial impact

Cognition antagonists block the binding / internalization of α-synuclein oligomers at synapses.



α-synuclein oligomers
α-synuclein oligomers + CT1812

α-Synuclein oligomers in red

Cognition compounds (black and gray) reverse the effect of α-synuclein oligomers on LAMP2a (orange)



LAMP2A per neuron (%of vehicle)
250
200
150
100
50
0
**
n.s.
n.s.
vehicle
αSynO
CT1978 + αSynO
CT2168 + αSynO

α-synuclein oligomer-induced trafficking deficits (red) are reversed by Cognition drug (black)



membrane trafficking vesicles (% of vehicle)
120
100
80
60
40
20
vehicle
0.01
0.1
1.0
[αSynO] μM
vesicles (% vehicle)
110
100
90
80
70
60
vehicle alone (no deficit)
α-synO + drug
Incubation with oligomers causes deficits in membrane trafficking rates
CTL
1.0
10
100
Drug Concentration (μM)

18

Limegrover CS, et al. *J Neurosci Res*. 2021. doi: 10.1002/jnr.24782

COGNITION Therapeutics

DLB Phase 2 Funded with ~$30M NIA Grant

- Principal investigator: James E. Galvin, MD, MPH, professor of neurology and director of the Comprehensive Center for Brain Health

MIAMI MILLER SCHOOL of MEDICINE

- Phase 2 SHIMMER trial ongoing
- U Miami and 20+ academic sites
- *Archived DLB R&D educational symposium available: https://ir.cogrx.com*



SHIMMER Study (COG1201)
All doses: QD, oral
1:1:1
CT1812 300 mg (n=40)
CT1812 100 mg (n=40)
Placebo (n=40)
Baseline
6 months
Intervening visits
Screening:
DLB diagnosis
MRI
ICF for ApoE genotyping
LP consent for CSF
MMSE: 18-27
Assessments:
safety, MOCA, CDR, CAF, ESS, MDS-UPDRS III, ADCS-CGIC, ADAS-ADL, NPI
CSF - Aβ, tau, ptau, NFL, neurogranin, synaptotagmin, SNAP25

COG1201 study funded by NIA grant R01AG071643

19

COGNITION Therapeutics

Dry Age - related Macular Degeneration Cognition Pipeline:

Rationale for σ-2 Modulators in Dry AMD

Goal: Protect RPE Cells From Disease-relevant Stressors


σ-2
modulators
Aβ
oligomers
Oxidative
stress
σ-2
receptors
Inflammation
RPE Cell

σ-2 receptors

- **Expression:** in RPE cells, retinal ganglion cells, photoreceptors in retina
- **Biology**: Regulates autophagy, protein trafficking, lipid metabolism dysregulated in AMD
- **Target validation:** TMEM97 knockdown is protective
- **Human genetics:** Linked to dry AMD

σ-2 receptor modulators

- **Non-invasive oral small molecule approach to reach retina**
- **Clinical biomarker support**: Proteomics analyses showed differential movement of proteins involved in dry AMD
- **Preclinical data:** regulates cell survival and inflammatory pathways, ameliorate trafficking deficits

21

COGNITION Therapeutics

22 • Aβ oligomers and oxidative stress cause lysosomal deficits in capacity to traffic & degrade photoreceptor outer segments (POS) cargos in RPE cells • σ - 2 receptor modulators from 3 chemically distinct series rescued these deficits Results: σ - 2 Receptor Modulators Prevent Deficits in Trafficking / Degradation of POS from 2 Insults Receptor - bound POS Lysosome (LAMP 1/2) Autophagy Body (LC3b) Early Compartment ( Rab 5) Rab 7 12 24 36 48 0.0 0.2 0.4 0.6 0.8 1.0 Time (hr) P O S i n L C 3 B + a u t o p h a g y b o d i e s * * 12 24 36 48 0.0 0.2 0.4 0.6 0.8 1.0 Time (hr) P O S i n L C 3 B + a u t o p h a g y b o d i e s * * * Control A β oligomers H 2 O 2 Stressor+CT1812

23 Genetic, Clinical Biomarker and Preclinical Data Support Moving Forward with CT1812 for dAMD * Subject to discussion with FDA Assessments such as: Change in GA lesion Low luminance visual acuity (LLVA) Best - corrected visual acuity (BCVA) Study Drug Administration Screening: Age: ≥ 50 Diagnosis of dry AMD BCVA ≥ 24 letters (ETDRS) GA lesion ≥ 2.5 and ≤17.5mm 2 0 mo 3 mo 6 mo 9 mo 12 mo Placebo (n≈100) CT1812 (n ≈ 100) Planned Phase 2* will assess CT1812 in patients with diagnosed dry AMD and measurable GA 1:1 Orally administered CT1812 reaches the target tissue at >80% RO

Financial Position Financials as of March 31, 2022 • Cash and Cash Equivalents: $52.5 million • Proceeds raised from IPO: $52.0 million • Sufficient cash runway into 2H 2023 NIA funding for CT1812 studies as of Dec 31, 2021 • Preclinical through Phase 2 studies $168.4 million • Approximate funding used ($58.0 million) - Available NIA funding $110.4 million

Thank You James O’Brien Chief Financial Officer 203 - 536 - 1797 jobrien@cogrx.com Lisa Ricciardi President & CEO 917 - 658 - 5789 lricciardi@cogrx.com

Membrane Trafficking Screening Assay

Novel proprietary chemical library

More than 10k compounds screened



SAR MedChem

Novel phenotypic screening assay

- Neurons
- Aβ oligomer toxin
- Membrane trafficking readout

5 distinct chemical series, each with 100s of analogues

Candidate identification and development

CT1812, CT2168
CT2047, CT2638

σ-2 modulators

26

COGNITION Therapeutics